Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements and each related Prospectus:
(1)	Registration Statement (Form S-8 No. 33-54394) pertaining to the Input/Output, Inc. Amended 1990 Stock Option Plan and Amended and Restated 1991 Outside Directors’ Stock Option Plan,

(2)	Registration Statement (Form S-8 No. 33-46386) pertaining to the Input/Output, Inc. 1990 Restricted Stock Plan, 1990 Stock Option Plan and 1991 Directors’ Stock Option Plan,

(3)	Registration Statement (Form S-8 No. 33-85304) pertaining to the Input/Output, Inc. Amended 1990 Stock Option Plan and the Input/Output, Inc. Amended and Restated 1991 Outside Directors Stock Option Plan,

(4)	Registration Statement (Form S-8 No. 333-14231) pertaining to the Input/Output, Inc. 1996 Non-Employee Director Stock Option Plan,

(5)	Registration Statement (Form S-8 No. 333-24125) pertaining to the Input/Output, Inc. Employee Stock Purchase Plan,

(6)	Registration Statement (Form S-8 No. 333-80297) pertaining to the Input/Output, Inc. 1998 Restricted Stock Plan,

(7)	Registration Statement (Form S-8 No. 333-80299) pertaining to the Input/Output, Inc. Amended and Restated 1990 Stock Option Plan and the Input/Output, Inc. Amended and Restated 1996 Non-Employee Director Stock Option Plan,

(8)	Registration Statement (Form S-8 No. 333-36264) pertaining to the Input/Output, Inc. 2000 Restricted Stock Plan,

(9)	Registration Statement (Form S-8 No. 333-49382) pertaining to the Input/Output, Inc. 2000 Long-Term Incentive Plan,

(10)	Registration Statement (Form S-8 No. 333-60950) pertaining to the Input/Output, Inc. Non-Employee Directors’ Retainer Plan,

(11)	Registration Statement (Form S-8 No. 333-112677) pertaining to the Input/Output, Inc. 2003 Employee Stock Option Plan,

(12)	Registration Statement (Form S-8 No. 333-116355) pertaining to the GX Technology Corporation Employee Stock Option Plan,

(13)	Registration Statement (Form S-8 No. 333-117716) pertaining to the Input/Output, Inc. Concept Systems Employment Inducement Stock Option Program,

(14)	Registration Statement (Form S-8 No. 333-123831) pertaining to the Input/Output, Inc. GX Technology Corp. Employment Inducement Stock Option Program and the Input/Output, Inc. April 2005 Inducement Equity Program,

(15)	Registration Statement (Form S-8 No. 333-125655) pertaining to the Input/Output, Inc. 2004 Long-Term Incentive Plan,

(16)	Registration Statement (Form S-8 No. 333-135775) pertaining to the Input/Output, Inc. Second Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan,

(17)	Registration Statement (Form S-3 No. 333-112263) of Input/Output, Inc.,

(18)	Registration Statement (Form S-3 No. 333-115345) of Input/Output, Inc.,

(19)	Registration Statement (Form S-3 No. 333-123632) of Input/Output, Inc.,

(20)	Registration Statement (Form S-8 No. 333-145274) pertaining to the Third Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan, and

(21)	Registration Statement (Form S-3 No. 333-148235) of ION Geophysical Corporation,

(22)	Registration Statement (Form S-3 No. 333-149458) of ION Geophysical Corporation,

(23)	Registration Statement (Form S-8 No. 333-155378) pertaining to the Fourth Amended and Restated 2004 Long-Term Incentive Plan and the ARAM Systems Employee Inducement Stop Options Program,

(24)	Registration Statement (Form S-3 No. 333-155387) of ION Geophysical Corporation,

(25)	Registration Statement (Form S-3 No. 333-156362) of ION Geophysical Corporation,

(26)	Registration Statement (Form S-3 No. 333-156363) of ION Geophysical Corporation,

(27)	Registration Statement (Form S-3 No. 333-159898) of ION Geophysical Corporation, and

(28)	Registration Statement (Form S-8 No. 333-167943) pertaining to the Fifth Amended and Restated 2004 Long-Term Incentive Plan and the ION Geophysical Corporation Employee Stock Purchase Plan,
of our reports dated March 1, 2010, with respect to the consolidated financial statements and schedule of ION Geophysical Corporation and subsidiaries included in ION Geophysical Corporation’s Annual Report (Form 10-K) for the year ended December 31, 2009 and the effectiveness of internal control over financial reporting of ION Geophysical Corporation and subsidiaries, included in this Annual Report (Form 10-K/A) for the year ended December 31, 2009.
/s/ Ernst and Young LLP
Houston, Texas
July 9, 2010